UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 9, 2022)

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501 Brisbane, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 484-0899

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	DAWN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On September 9, 2022, upon the recommendation of the Nominating and Governance Committee (the “Governance Committee”) of the Board of Directors (the “Board”) of Day One Biopharmaceuticals, Inc. (the “Company”), the Board increased the size of the Board to nine directors and appointed Garry Nicholson as a Class I director, effective as of September 12, 2022 (the “Effective Date”). In connection with his appointment to the Board, Mr. Nicholson has been appointed as chairperson of the Board and as a member of the Governance Committee. Julie Papanek Grant, the prior chairperson of the Board, shall continue as a member of the Board.

In connection with his appointment as a non-employee director of the Board, and in accordance with the Company’s current compensation policy for non-employee directors (the “Compensation Policy”), the Board granted Mr. Nicholson a stock option to purchase shares of the Company’s common stock with an aggregate value of $560,000, calculated in accordance with the Compensation Policy (the “Initial Grant”). The Initial Grant shall vest monthly over three years, beginning on the one-month anniversary of the Effective Date, subject, however, to Mr. Nicholson’s continued service on the Board on each vesting date.

Pursuant to the Compensation Policy, on the date of each annual meeting of the Company’s stockholders, each non-employee director who is serving on the Board prior to, and will continue to serve on the Board following, such meeting is entitled to an annual stock option grant for shares of the Company’s common stock with an aggregate value of $280,000 (the “Annual Grant”), calculated in accordance with the Compensation Policy. Mr. Nicholson will be eligible for Annual Grants, provided, that, he satisfies the requirements set forth in the Compensation Policy, including the service requirements.

The Initial Grant and any Annual Grants awarded to Mr. Nicholson will be issued under the Company’s 2021 Equity Incentive Plan and will accelerate in full upon a change of control. Mr. Nicholson will also be entitled to the applicable annual cash retainer paid to non-employee directors under the Compensation Policy.

The Company has entered into its standard form of indemnification agreement with Mr. Nicholson. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s registration statement on Form S-1 (File No. 333-255754) filed with the Securities and Exchange Commission on May 26, 2021 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Nicholson and any other persons, pursuant to which Mr. Nicholson was selected as a member of the Board. There are also no family relationships among any of the Company’s other directors or executive officers and Mr. Nicholson. Mr. Nicholson does not have any other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 12, 2022, the Company issued a press release announcing the appointment disclosed above. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Additionally, on September 12, 2022, the Company updated its corporate presentation. A copy of the updated corporate presentation is attached as Exhibit 99.2 and is also available on the Company’s website in the Events & Presentations section at www.dayonebio.com.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Regulation FD Disclosure.

On September 12, 2022, the Company updated guidance on the planned first patient dosing to the second half of 2022 for the Company’s Phase 3 clinical trial (FIREFLY-2/LOGGIC) evaluating tovorafenib as a front-line therapy for patients newly diagnosed with pLGG.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Day One Biopharmaceuticals, Inc. regarding the appointment of a new director, dated September 12, 2022.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements we make regarding the timing of our Phase 3 clinical trial (FIREFLY-2/LOGGIC). Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 4, 2022, and other reports as filed with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: September 12, 2022	By:	/s/ Charles N. York II, M.B.A.
	Name:	Charles N. York II, M.B.A.
	Title:	Chief Operating Officer and Chief Financial Officer